UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 27, 2006
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION

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               (Exact name of registrant as specified in charter)

         Delaware                            0-22624                05-0473908
         Delaware                            1-11432                05-0475617
         Delaware                            1-11436                22-3182164
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(State or other jurisdiction of           (Commission             (IRS Employer
incorporation or organization)            File Number)            Identification
No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     --------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

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SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On November 27, 2006, Foamex International Inc. (the "Company") issued a press release announcing that on November 27, 2006 the U.S. Bankruptcy Court for the District of Delaware (the "Court") approved the equity commitment agreement, the debt commitment letter, and payment by the Company of all premiums, fees and expenses thereunder. The commitments, which were previously filed with the Court, including the net proceeds of a rights offering, will collectively fund the Company's emergence from chapter 11 bankruptcy proceedings. The Court also approved the Disclosure Statement describing the Company's Second Amended Joint Plan of Reorganization (the "Plan"), authorized the Company to begin soliciting approvals to the Plan from its creditors and shareholders that are entitled to vote on the Plan, and scheduled a hearing on January 18, 2007, to consider confirmation of the Plan. The press release is attached to this Report as
Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

     (d)  Exhibits

          2.4 Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 27, 2006.

          99.1 Second Amended Disclosure Statement for Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 27, 2006.

          99.2 Press Release, dated November 27, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 30, 2006

                                   FOAMEX INTERNATIONAL INC.

                                   By:        /s/Gregory J. Christian
                                              ----------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Executive Vice President and
                                              General Counsel

                                   FOAMEX L.P.
                                   By:        FMXI, INC.,
                                              its Managing General Partner

                                   By:        /s/ Gregory J. Christian
                                              ----------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Vice President and Secretary

                                   FOAMEX CAPITAL CORPORATION

                                   By:        /s/ Gregory J. Christian
                                              ----------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number      Description

2.4 Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 27, 2006.

99.1 Second Amended Disclosure Statement for Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 27, 2006.

99.2        Press Release, dated November 27, 2006.

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